Carillon Eagle Small Cap Growth Fund
Summary Prospectus | 11.20.2017
Class A HRSCX	Class C HSCCX	Class I HSIIX	Class Y HSRYX	Class R-3 HSRRX	Class R-5 HSRSX	Class R-6 HSRUX

Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. You can find the fund's Prospectus, Statement of Additional Information ("SAI"), Annual Report and other information about the fund online at http://www.carillontower.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com. The fund's Prospectus and SAI, both dated November 20, 2017, as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment objective | The Carillon Eagle Small Cap Growth Fund ("Small Cap Growth Fund" or the "fund") seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Growth Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 103 of the fund's Prospectus and on page 44 of the fund's Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6

investment):
Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.33%(b)	0.28%(b)	0.29%	0.33%(c)	0.32%(b)	0.26%	0.15%
Total Annual Fund Operating Expenses	1.10%	1.80%	0.81%	1.10%	1.34%	0.78%	0.67%

(a) If you purchased $1,000,000 or more of Class A shares of an Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other expenses have been restated to reflect the current administrative services fee rate for Class A, Class C and Class R-3 shares.
(c) Other expenses are estimated for the current fiscal year.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$582	$808	$1,052	$1,752
Class C	$283	$566	$975	$2,116
Class I	$83	$259	$450	$1,002
Class Y	$112	$350	$606	$1,340
Class R-3	$136	$425	$734	$1,613
Class R-5	$80	$249	$433	$966
Class R-6	$68	$214	$373	$835

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Small Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of small-capitalization companies. The fund's portfolio managers consider small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $8.11 billion during the 12-month period ended December 31, 2016).
When making their investment decisions, the portfolio managers generally focus on investing in the securities of companies that the portfolio managers believe have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. Although the portfolio managers generally do not emphasize investment in any particular investment sector or industry, the Fund may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time.  The fund will sell securities when they no longer meet the portfolio managers' investment criteria.
Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund's net asset value ("NAV") also increases and decreases. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:
•Equity securities are subject to stock market risk.
Common stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•Information technology sector risk is the risk associated with investments in companies in the information technology sector, such as companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment and components, and semiconductors and semiconductor equipment.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel;
•Market timing risk arises because certain types of securities in which the fund invests, including small-cap securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;

•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;
•Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by the same economic or market conditions;
•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;
•Stock market risk is the risk of broad stock market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund's returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund's Class A share performance from one year to another. Since Class Y shares had not commenced operations prior to the date of this Prospectus, historical performance shown prior to the inception of Class Y shares reflects the performance of Class A shares, adjusted to reflect that purchases of Class Y shares are not subject to any sales charges.  Each of the fund's share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.
The calendar year-to-date total return as of September 30, 2017 was 15.96%.

During 10 year period	Return	Quarter Ended
(Class A shares):
Best Quarter	20.03%	June 30, 2009
Worst Quarter	(27.14)%	December 31, 2008

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns
(for the periods ended December 31, 2016):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class A –Before Taxes	5/7/93	4.71%	10.82%	7.32%
After Taxes on Distributions		3.95%	9.66%	6.49%
After Taxes on Distributions and Sale of Fund Shares		3.27%	8.54%	5.86%
Class C – Before Taxes	4/3/95	9.16%	11.11%	7.07%
Class I – Before Taxes	6/27/06	10.28%	12.27%	8.20%
Class Y – Before Taxes	11/20/17	9.92%	11.90%	7.85%
Class R-3 – Before Taxes	9/19/06	9.68%	11.61%	7.61%
Class R-5 – Before Taxes	10/2/06	10.32%	12.28%	8.24%
Class R-6 – Before Taxes	8/15/11	10.45%	12.41%		11.75%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell 2000® Growth Index (Lifetime period is measured from the inception date of Class R-6 shares)	11.32%	13.74%	7.76%	13.28%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account ("IRA"). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund's investment adviser.
Subadviser | Eagle Asset Management, Inc. serves as the subadviser to the fund.
Portfolio Managers | Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund's management. Mr. Boksen has managed the fund since 1995 and Mr. Mintz has managed the fund since 2011. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the fund since 2015.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $100,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.